Exhibit 99.1
Form of Proxy
Class A Common Stock
BFC FINANCIAL CORPORATION
2100 WEST CYPRESS CREEK ROAD
FT. LAUDERDALE, FL 33309
SPECIAL MEETING OF SHAREHOLDERS OF
BFC FINANCIAL CORPORATION
SEPTEMBER 21, 2009
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints John K. Grelle and Maria R. Scheker, and each of them acting alone, with the power to appoint his or her substitute, proxy to represent the undersigned and vote as designated on the reverse all of the shares of Class A Common Stock of BFC Financial Corporation held of record by the undersigned on August 18, 2009 at the Special Meeting of Shareholders to be held on September 21, 2009 and at any adjournment or postponement thereof.
(continued and to be signed on the reverse side)

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. The approval of the merger of Woodbridge Holdings Corporation with and into a wholly-owned subsidiary of BFC Financial Corporation pursuant to the terms and conditions of the Agreement and Plan of Merger, dated as of July 2, 2009, by and among BFC, Woodbridge and WDG Merger Sub, LLC, as well as the transactions related to the merger, including an amendment to BFC’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of BFC’s Class A Common Stock from 100,000,000 shares to 150,000,000 shares.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1.

[ ]	FOR
[ ] [ ]	AGAINST ABSTAIN	PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]		Please mark box if you plan to attend this meeting. [ ]

Signature of Shareholder:	Date:	Signature of Shareholder:	Date:

NOTE:	Please sign exactly as your name or names appear(s) on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Form of Proxy
Class B Common Stock
BFC FINANCIAL CORPORATION
2100 WEST CYPRESS CREEK ROAD
FT. LAUDERDALE, FL 33309
SPECIAL MEETING OF SHAREHOLDERS OF
BFC FINANCIAL CORPORATION
SEPTEMBER 21, 2009
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints John K. Grelle and Maria R. Scheker, and each of them acting alone, with the power to appoint his or her substitute, proxy to represent the undersigned and vote as designated on the reverse all of the shares of Class B Common Stock of BFC Financial Corporation held of record by the undersigned on August 18, 2009 at the Special Meeting of Shareholders to be held on September 21, 2009 and at any adjournment or postponement thereof.
(continued and to be signed on the reverse side)

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. The approval of the merger of Woodbridge Holdings Corporation with and into a wholly-owned subsidiary of BFC Financial Corporation pursuant to the terms and conditions of the Agreement and Plan of Merger, dated as of July 2, 2009, by and among BFC, Woodbridge and WDG Merger Sub, LLC, as well as the transactions related to the merger, including an amendment to BFC’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of BFC’s Class A Common Stock from 100,000,000 shares to 150,000,000 shares.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1.

[ ]	FOR
[ ] [ ]	AGAINST ABSTAIN	PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]		Please mark box if you plan to attend this meeting. [ ]

Signature of Shareholder:	Date:	Signature of Shareholder:	Date:

NOTE:	Please sign exactly as your name or names appear(s) on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.